Exhibit 10.26

EXECUTION COPY

ACCESSION AGREEMENT dated as of January 11, 2007, among the financial institutions executing this Agreement as INCREASING LENDERS (collectively, the “Increasing Lenders”), SUNOCO, INC., a Pennsylvania corporation (the “Borrower”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement referred to below).

A. Reference is made to the Amended and Restated Five-Year Competitive Advance and Revolving Credit Facility Agreement dated as of June 30, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent and Bank of America, N.A. as Syndication Agent (“BofA”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. Pursuant to Section 2.08(d) of the Credit Agreement, the Borrower has requested the Increasing Lenders to extend, and the Increasing Lenders have agreed to extend, effective January 11, 2007, additional Commitments in accordance with the provisions of the Credit Agreement (the “Incremental Commitments”). Proceeds of Loans and Letters of Credit pursuant to the Incremental Commitments will be used for the purposes specified in the first sentence of Section 5.08 of the Credit Agreement.

Accordingly, the Increasing Lenders, the Borrower and the Administrative Agent agree as follows:

SECTION 1. Incremental Revolving Commitments. Each Increasing Lender hereby agrees, effective as of the Effective Date, to extend an Incremental Commitment in the amount set forth opposite its name on Schedule 1A hereto.

SECTION 2. Representations and Warranties, Agreements of Increasing Lenders, etc. Each Increasing Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement.

SECTION 3. Effectiveness. (a) This Agreement shall become effective as of January 11, 2007, or such later date as shall be agreed upon by the Borrower and the Administrative Agent and set forth in a notice delivered to the Increasing Lenders (the “Effective Date”), subject to (i) the Administrative Agent’s receipt of counterparts of this Agreement duly executed on behalf of each Increasing Lender and the Borrower; (ii) the Administrative Agent’s receipt of a duly completed Administrative Questionnaire from each Increasing Lender; and (iii) the satisfaction, on and as of the Effective Date, of the conditions set forth in Section 2.08(d) of the Credit Agreement.

(b) Upon the effectiveness of this Agreement, the Administrative Agent shall give prompt notice thereof to the Increasing Lenders.

SECTION 4. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

SECTION 5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Notices. All notices and other communications hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to an Increasing Lender shall be given to it at the address set forth under its signature hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

SUNOCO, INC.,

by	/s/ Paul Mulholland
Name:	Paul Mulholland
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Increasing Lender,

by:	/s/ Ronald Dierker
Name:	Ronald Dierker
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

BANK OF AMERICA, N.A.

By	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch

By	/s/ Karen Ossolinski
Name:	Karen Ossolinski
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

BARCLAYS BANK PLC

By	/s/ David Barton
Name:	David Barton
Title:	Associate Director

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

CITIBANK, N.A.

by	/s/ Shirley Burrow
Name:	Shirley Burrow
Title:	Attorney-in-Fact

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

Calyon New York Branch

by	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

For any Increasing Lender that requires a second signature line:

by	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

CITIZENS BANK OF PENNSYLVANIA

by	/s/ Mark A. Bomberger
Name:	Mark A. Bomberger
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

KEYBANK NATIONAL ASSOCIATION

by	/s/ Thomas J. Purcell
Name:	Thomas J. Purcell
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

MELLON BANK, N.A.

by	/s/ Thomas J. Tarasovich, Jr.
Name:	Thomas J. Tarasovich, Jr.
Title:	Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

UBS LOAN FINANCE LLC

by	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

For any Increasing Lender that requires a second signature line:

by	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

Wachovia Bank, National Association

by	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

PNC BANK, NATIONAL ASSOCIATION

by	/s/ Frank A. Pugliese
Name:	Frank A. Pugliese
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

LEHMAN BROTHERS BANK, FSB

by	/s/ Gary Taylor
Name:	Gary Taylor
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

Mizuho Corporate Bank, Ltd.

by	/s/ Leon Mo
Name:	Leon Mo
Title:	Senior Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

Name of Increasing Lender

THE BANK OF NOVA SCOTIA

by	/s/ Andrew Ostrov
Andrew Ostrov
Director

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

SUNTRUST BANK

by	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Vice President

Increasing Lender signature page

to the Sunoco, Inc. Accession Agreement

To approve the Accession Agreement:

U.S. BANK, NATIONAL ASSOCIATION

by	/s/ Eric Cosgrove
Name:	Eric Cosgrove
Title:	Assistant Vice President

SCHEDULE 1A

INCREMENTAL COMMITMENTS

Increasing Lender	Incremental Commitment
JPMorgan Chase Bank, N.A.	$35,000,000
Bank of America, N.A.	$35,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$35,000,000
Barclays Bank PLC	$35,000,000
Citibank, N.A.	$35,000,000
Calyon	$22,500,000
Citizens Bank	$22,500,000
KeyBank National Association	$22,500,000
Mellon Bank, N.A.	$22,500,000
UBS Loan Finance LLC	$22,500,000
Wachovia Bank, National Association	$22,500,000
PNC Bank, National Association	$15,000,000
Lehman Brothers Bank, FSB	$15,000,000
Mizuho Corporate Bank, Ltd	$15,000,000
The Bank of Nova Scotia	$15,000,000
SunTrust Bank	$15,000,000
US Bank, National Association	$15,000,000